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                       INVESTOR REPRESENTATION CERTIFICATE

                             [CATARACT SHAREHOLDER]


RCM Technologies, Inc.
2500 McClellan Avenue
Suite 350
Pennsauken, New Jersey  08109-4613


Gentlemen:
     This Certificate will acknowledge that in connection with a certain Merger Agreement by and among the undersigned, RCM Technologies, Inc. ("RCM"), CI Acquisition Corp. ("Acquiror") and Cataract, Inc. ("Acquiree") on even date herewith, RCM has agreed to transfer to the undersigned certain shares of its common stock (the "Shares").

     This Certificate will further acknowledge that in connection with the transfer of the Shares, the undersigned acknowledges and attests to the following, all of which acknowledgements and attestations have been relied upon by RCM in agreeing to transfer the Shares to the undersigned pursuant to such Merger Agreement:

     (i) except with respect to the rights granted to the undersigned pursuant to the Registration Rights Agreement also entered into on even date herewith, the Shares are not being registered under the Securities Act of 1933, as amended (the "Act") on the basis of the statutory exemption provided by Section (4)2 thereof, relating to transactions not involving a public offering, and that RCM's reliance on the statutory exemption thereof is based in part on the representations made by the undersigned in this Certificate;

     (ii) the undersigned acknowledges and represents: (a) that he has reviewed such quarterly, annual and periodic reports of RCM as have been filed with the Securities and Exchange Commission (the "Reports") and that he has such knowledge and experience in financial and business matters that he is capable of utilizing the information set forth therein, concerning RCM to evaluate the risk of investing in RCM; (b) that he has been advised that the Shares to be issued to him by RCM will not be registered under the Act, except as otherwise provided in the Registration Rights Agreement, and accordingly, he may only be able to sell or otherwise dispose of such Shares in accordance with Rule 144 or except as otherwise provided in the Registration Rights Agreement; (c) that the Shares will be held for investment and not with a view to, or for resale in connection with the public offering or distribution thereof; (d) that the Shares so issued will not be sold without registration thereof under the Act (unless the Shares are subject to registration or in the opinion of counsel to the Company an exemption from such registration is available), or in violation of any law; and
(e) that Certificate or Certificates representing the Shares to be issued will be imprinted with a legend in form and substance substantially as follows:


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     "THE SECURITIES  REPRESENTED BY THIS  CERTIFICATE  HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BASED ON AN OPINION LETTER OF COUNSEL FOR THE COMPANY OR A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. THE CERTIFICATES REPRESENTING THESE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS UPON RESALE
AND  TO  THE  TERMS  AND   PROVISIONS   OF  A  STOCK  PLEDGE   AGREEMENT   DATED
August 30___________, 1995.

     and RCM is hereby authorized to notify its transfer agent of the status of the Shares and to take such other action including, but not limited to, the placing of a "stop-transfer" order on the transfer agent's books and records to assure compliance with the Securities Act of 1933, as amended.

     (iii) the undersigned has been afforded the opportunity to review and is familiar with the Reports of RCM and has based his decision to invest solely on the information contained therein and has not been furnished with any other literature, prospectus or other information except as included in the Reports;

     (iv) the undersigned is able to bear the economic risks of an investment in the Shares and he represents and warrants that his overall commitment to his investments which are not readily marketable is not disproportionate to his net worth;

     (v) (a) he is at least 21 years of age; (b) he has adequate means of providing for his current needs and personal contingencies; (c) he has no need for liquidity in his investment in the Shares; (d) he maintains his domicile and is not a transient or temporary resident at the address shown above; and (e) all of his investments and commitments to non-liquid assets and similar investments are, and after his acquisition of the Shares, will be reasonable in relation to his net worth and current needs;

     (vi) the undersigned understands that no federal or state agency has approved or disapproved the Shares, passed upon or endorsed the merits of the transfer of the Shares set forth within the Merger Agreement or made any finding or determination as to the fairness of the Shares for investment; and

     (vii) the undersigned recognizes that the Shares of common stock of RCM are presently eligible for trading on The NASDAQ Stock Market-Small Cap Index, however, that RCM has made no representations, warranties or assurances as to the future trading value of the Shares, whether a public market will continue to exist for the resale of the Shares, or whether the Shares can be sold at a price reflective of past trading history at any time in the future.


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     The  undersigned  agrees to indemnify and hold  harmless RCM,  Acquiror and both of their officers, directors and employees from and against any and all loss, damage or liability (including attorney's fees), due to, or arising out of, a breach of any representation or warranty made by the undersigned contained in this Investor Representation Certificate. Furthermore, the undersigned acknowledges that this Investor Representation Certificate constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements. Furthermore, the representations, warranties and agreements contained herein shall survive delivery of the Shares.

     IN  WITNESS   WHEREOF,   the   undersigned   has  executed   this  Investor
Representation Certificate on this _30th day of _August________, 1995.


_________________________                   ________________________________
Witness                                              [Cataract Shareholder]


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